Exhibit 10.13.1
FIRST AMENDMENT TO
THE 2009 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN
OF LEAP WIRELESS INTERNATIONAL, INC.
     THIS FIRST AMENDMENT TO THE 2009 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN OF LEAP WIRELESS INTERNATIONAL, INC. (this “Amendment”), dated as of January 14, 2010, is made and adopted by LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains The 2009 Employment Inducement Equity Incentive Plan of Leap Wireless International, Inc. (as amended to date, the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth below;
     WHEREAS, pursuant to Section 10.2 of the Plan, the Plan may be amended by the Board of Directors of the Company; and
     WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on January 14, 2010.
     NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:
     1. Section 2.1 of the Plan is hereby amended to read as follows:
     2.1 Shares Subject to Plan. The shares of stock subject to Awards shall be Common Stock, subject to adjustment as provided in Section 10.3. Subject to adjustment as provided in Section 10.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 400,000. The shares of Common Stock issuable with respect to such Awards may be either previously authorized but unissued shares or treasury shares.
     2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.
     I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Leap Wireless International, Inc. on January 14, 2010.

By:	/s/ Robert J. Irving, Jr.
	Name:	Robert J. Irving, Jr.
	Title:	Secretary